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                                                                      Exhibit 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS





As independent public accounts, we hereby consent to the incorporation of our reports included in this Form 10-K, into OncorMed, Inc.'s previously filed Registration Statements File No. 33-80613 and File No. 33-86066.





                                             ARTHUR ANDERSEN LLP


Washington, D.C.
March 26, 1997





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